As filed with the Securities and Exchange Commission
                              on February 18, 2005

                       Securities Act File No. 333-103283

                    Investment Company Act File No. 811-21308

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                Pre-Effective Amendment No.       [ ]

                Post-Effective Amendment No.      [2]

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                                Amendment No.     [4]

                        (Check appropriate box or boxes)


                           THE CHINA-U.S. GROWTH FUND
               (Exact Name of Registrant as Specified in Charter)

     111 Fifth Avenue
    NEW YORK, NEW YORK                                                     10003
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's Telephone Number, including Area Code:                 212-806-8800

                              MR. FREDERICK A. BLUM
                           FRED ALGER MANAGEMENT, INC.
                                111 FIFTH AVENUE
                               NEW YORK, NY 10003
                     (Name and Address of Agent for Service)



                  Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

[x]     immediately upon filing pursuant to paragraph (b), or

[ ]     on [date               ] pursuant to paragraph (b), or

[ ]     60 days after filing pursuant to paragraph (a)(1), or

[ ]     on [date               ] pursuant to paragraph (a)(1), or

[ ]     75 days after filing pursuant to paragraph (a)(2), or

[ ]     on [date] pursuant to paragraph (a)(2) of Rule 485

                [ALGER LOGO]

                THE CHINA-U.S.

                GROWTH FUND







                PROSPECTUS
                ENCLOSED


                FEBRUARY 18, 2005














                THIS IS NOT PART OF THE PROSPECTUS.

                       ENCLOSED IS THE CURRENT PROSPECTUS.
           PLEASE KEEP IT WITH OTHER INVESTMENT RECORDS FOR REFERENCE.














                       THIS IS NOT PART OF THE PROSPECTUS.

                                  [ALGER LOGO]

                                 THE CHINA-U.S.
                                  GROWTH FUND



                                   PROSPECTUS


                               FEBRUARY 18, 2005

TABLE OF CONTENTS

1 ........... Risk/Return Summary: Investments,
              Risks & Performance

5 ........... Fees and Expenses

7 ........... Additional Information About the
              Fund's Investments

8 ........... Management and Organization

11 .......... Shareholder Information
              Distributor ............................. 11
              Transfer Agent .......................... 11
              Net Asset Value ......................... 11
              Purchasing and Redeeming
                Fund Shares ........................... 12
              Dividends and Distributions ............. 13
14 .......... Classes of Fund Shares
              Investment Instructions ................. 17
              To Open an Account ...................... 17
              To Make Additional Investments in
                an Existing Account ................... 17
              To Exchange Shares of the Fund .......... 18
              To Redeem Shares of the Fund ............ 19
              Other Information ....................... 20

21 .......... Financial Highlights

Back Cover:   How to Obtain More Information

Fred Alger & Company, Incorporated Privacy Policy
(not part of this prospectus) ......................... 24

[GRAPHIC OMITTED]

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE


INVESTMENT GOAL AND PRINCIPAL STRATEGY

THE FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

The Fund aims to provide investors with the opportunity to benefit from China's economic growth, primarily through investments in Chinese companies and investments in U.S. companies that are benefiting from China's economic expansion.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in the equity securities of issuers that are economically tied to China (including Hong Kong) or the United States. The Fund may invest the remainder of its net assets in investments that are not economically tied to either country.

For purposes of this investment strategy, an issuer is economically tied to a country if:

o The issuer is organized under the laws of, and its principal office is in, the country; or

o  The issuer's primary securities trading market is in the country; or

o The country or a governmental division or municipality thereof guarantees the securities of the issuer; or

o  The issuer is included in an index representative of the country; or

o  Fifty percent or more of the issuer's assets are located in the country; or

o Fifty percent or more of the issuer's revenues or earnings are derived from the country.


While the Fund will concentrate its investments in the securities of companies economically tied to either China or the U.S., such companies may be organized under the laws of other countries in the world, such as Canada, the countries of Europe, or other Asian countries. The Fund's investment adviser, Fred Alger Management, Inc. (the "Manager"), intends to direct its attention primarily to identifying and investing in the equity securities of companies of all capitalizations which the Manager believes will benefit from China's economic development and growth. The Fund will normally invest primarily in the U.S. and Chinese (including Hong Kong) securities markets.


The Fund invests primarily in "growth stocks." The Manager believes that these companies tend to fall into one of two categories:

o  High Unit Volume Growth

   Vital and creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, either offering new or improved products, or simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies, restructuring or reorganization, or merger and acquisition.

The Fund can leverage (borrow) money to buy additional securities. By borrowing money, the Fund may increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.


[GRAPHIC OMITTED]

PRINCIPAL RISKS

As with any fund that invests in stocks, your investment will fluctuate in value, and you may lose money by investing in the Fund. The Fund's price per share will fluctuate due to changes in the market prices of its investments. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political, and economic developments than other stocks, making their prices more volatile. Based on the Fund's investment objective, an investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

Investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack of management depth.


The cost of borrowing money may increase Fund expenses as well as decrease the value of the Fund shares if the cost of borrowing money exceeds the returns for the securities purchased or the securities purchased decrease in value. Thus, the Fund's net asset value could decrease more quickly due to borrowing than if the Fund had not borrowed.


The Fund's trading in some stocks may be relatively short-term, meaning the Fund may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create some expense, including brokerage commissions or other transaction costs on the sale of stocks and reinvestment in other stocks, and thereby adversely affect Fund performance. Also, a high level of short-term trading may increase the Fund's realized gains, thereby increasing the amount of taxable distributions to shareholders at the end of the year.


In addition, the Fund will be subject to the following risks:

POLITICAL, SOCIAL, AND ECONOMIC RISK. Foreign securities involve risks related to the political, social, and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

INVESTING IN CHINA. Securities markets in China, including Hong Kong, are smaller, less liquid, and tend to be more volatile than the U.S. securities markets. The Chinese market tends to be based on a few industries and investments that are diversified across a small number of countries. The value of Fund shares may be affected by such political, economic, and fiscal factors as currency rate fluctuations, high unemployment, high inflation, decreased exports, over-extension of credit, economic recessions, foreign trade, and regulatory developments in China.


INVESTING IN GEOGRAPHIC-SPECIFIC FUNDS. Investments in geographic-specific funds may be subject to risks related to non-diversification because the investments are not diversified across many countries and may be concentrated in a limited number of securities or market sectors.


CURRENCY RISK. Investments in foreign securities may be subject to the risk that foreign currencies will decline in value relative to the U.S. dollar. Most foreign securities are denominated in the currency of the securities exchange where they are traded. The value of a foreign security will be affected by the value of the local currency relative to the U.S. dollar.

REGULATORY AND LEGAL SYSTEM. There may be less stringent government supervision and oversight of foreign markets than in the U.S. There may be less corporate financial information publicly available, less stringent investor protection and disclosure standards, and differing auditing and legal standards.


PERFORMANCE

The following bar chart and the table beneath it give you some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods, both before and after taxes, compare with those of an appropriate benchmark of market performance. They assume reinvestment of dividends and distributions. The bar chart depicts the annual returns for the Fund's Class A shares, which are generally subject to a front-end sales charge at a maximum rate of 5.25%. The Fund's single share class, offered prior to January 24, 2005 without a front-end or back-end sales charge, was re-designated as Class A Shares on that date.

In the table, average annual returns for the Fund assumes redemption at the end of each period shown and reflects all applicable sales charges. After-tax returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other return figures for the same period; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning Fund shares through tax-deferred accounts, such as IRAs or 401(k) plans. Remember that a Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Each index used in the table is a broad index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest of the underlying securities that make up the respective index. Investors cannot invest directly in any index.

o MSCI Zhong Hua Index: An unmanaged free float adjusted market capitalization index that is designed to measure developed market equity performance of China and Hong Kong.

o S&P 500 Index: An unmanaged index of large company common stocks considered to be representative of the U.S. stock market in general.

--------------------------------------------------------------------------------

  THE CHINA-U.S. GROWTH FUND
  Annual Total Return for Class A Shares as of December 31 (%)

          [The data below represent a bar chart in the printed report]

                                                          BEST QUARTER:
                          12.38                           Q4 2004  11.76%
                        ---------
                            04                            WORST QUARTER:
                                                          Q2 2004  -6.15%

  Average Annual Total Returns as of December 31, 2004

  * after deduction of applicable sales charges
                                                                     Since
                                                       1 Year      Inception
--------------------------------------------------------------------------------
CLASS A (INCEPTION 11/03/03 )

  Return Before Taxes*                                    6.48%       12.97%
  Return After Taxes on Distributions*                    6.48%       12.97%
  Return After Taxes on Distributions
    and Sale of Fund Shares*                              4.21%       11.01%
  MSCI Zhong Hua Index                                   12.48%       15.34%
  S&P 500 Index                                          10.88%       13.46%

--------------------------------------------------------------------------------



[GRAPHIC OMITTED]



FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Fund. The Fund offers a single class of shares, Class A shares. The following table shows the fees and expenses that you may incur if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal year ended October 31, 2004.

SHAREHOLDER FEES


(fees paid directly from your investment)
 Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price) *                           5.25%
 Maximum Deferred Sales Charge (Load)                             None
 Redemption Fee**
 (as a percentage of amount redeemed)                            2.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                                  1.50%
Distribution (12b-1) Fees                                         None
Shareholder Servicing Fees                                        .25%
Other Expenses                                                   1.12%
                                                                 -----
Total Annual Fund Operating Expenses                             2.87%
Fee Waiver and/or Expense Reimbursement***                       0.67%
                                                                 -----
NET EXPENSES***                                                  2.20%
                                                                 =====

* Shareholders of record as of January 21, 2005 may purchase Class A shares for their existing accounts at net asset value without sales charge.

** The Fund charges a redemption fee of 2.0% on shares redeemed (including shares redeemed that were purchased by exchange) within one year of purchase.

*** Effective February 18, 2005, the Manager has contractually agreed to waive its fee and/or reimburse Fund expenses through February 28, 2006, to the extent necessary to limit the annual operating expenses of the Fund to 2.20% of the Fund's average net assets (excluding interest, taxes, brokerage, and extraordinary expenses). From inception to February 18, 2005, the Manager waived and/or reimbursed Fund expenses to the extent necessary to limit the annual operating expenses of the Fund to 2.40% of the Fund's average net assets (excluding interest, taxes, brokerage, and extraordinary expenses).


Examples

The following examples, which reflect the shareholder fees and operating expenses listed previously, are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The second example reflects the same assumptions except that redemption is not assumed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


You would pay the following expenses if you redeemed your shares:*


               1 Year      3 Years    5 Years    10 Years
                $736       $1,307     $1,903      $3,507


You would pay the following expenses if you did not redeem your shares:*


               1 Year      3 Years    5 Years    10 Years
                $736       $1,307     $1,903      $3,507

* Absent first-year fee waivers and reimbursements, one-, three-, five- and ten-year expenses would be $800, $1,367, $1,959 and $3,552 either with or without redemption.

The Fund pays the Distributor, Fred Alger & Company, Incorporated, a shareholder servicing fee of 0.25% of the value of the Fund's average daily net assets for ongoing servicing and/or maintenance of shareholder accounts. The Distributor may pay some of this fee and an additional fee from its own resources to other organizations that also provide servicing and/or maintenance of shareholder accounts.

ADDITIONAL INFORMATION ABOUT
THE FUND'S INVESTMENTS

The  Fund  will  invest   primarily  in  the  equity   securities  of  companies
economically  tied to the  United  States  or  China;  the  economies  of  these countries are among the dominant ones in the world, and the Manager believes that their interrelationships will continually increase. The economy of the United States is comparatively mature, while the Manager views China's as still in the early stages of an accelerating expansion. Accordingly, the Manager believes that, at the present time, many exciting opportunities for rapid, sustained growth can be found among U.S. companies whose ties or strategic commitments to the Chinese economy, while currently not qualifying them as also "economically tied" to China under the criteria listed earlier under "Investment Goal and Principal Strategy," can be expected to grow in time and produce increasingly substantial benefits to investors - U.S. companies, for example, that are expected to experience significant earnings or revenue growth from, or have made strategic commitments to, selling goods or services to or in China, establishing subsidiaries or facilities in China, relocating production facilities to China, or obtaining goods, materials or services from China. Thus, the Fund intends that for the foreseeable future its predominant investment focus will normally be on Chinese and U.S. companies that the Manager expects to benefit from China's economic development and growth, and that the stocks of U.S. companies with little or no connection to China will comprise a smaller portion, if any, of its portfolio. There can, of course, be no assurance that this investment orientation will succeed, or that in the long run a different weighting of the Fund's U.S. investments may not recommend itself. In any event, the proportion of U.S. companies in the portfolio that are not China-related may increase from time to time during temporarily challenging periods for the Chinese economy.

In times of adverse or unstable market, economic or political conditions, the Fund may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the Fund's assets from a temporary, unacceptable risk of loss, rather than directly to promote the Fund's investment objective. The Fund may also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. The Fund may not achieve its investment objective while in a temporary defensive or interim position.


Other securities the Fund may invest in are discussed in the Fund's Statement of Additional Information (please see back cover).


[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003


The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/04) $8.2 billion in mutual fund assets as well as $1.5 billion in other assets. The Manager makes investment decisions for the Fund and continuously reviews and administers its investment program. These management responsibilities are subject to the supervision of the Fund's Board of Trustees. Since the Fund's inception, the Manager has engaged JF International Management Inc. ("Sub-Adviser"), 21st Floor, Charter House, 8 Connaught Road Central, Hong Kong, to serve as the Fund's sub-investment adviser under a sub-advisory agreement between the Manager and the Sub-Adviser. The Sub-Adviser, founded in 1992 (named Jardine Fleming International Management Inc. prior to 2001) and incorporated in the British Virgin Islands, is a registered investment adviser with the U.S. Securities and Exchange Commission and an investment management arm of JPMorgan Fleming Asset Management. JPMorgan Fleming Asset Management has over $791 billion under management (at 12/31/04). The Sub-Adviser provides investment advisory and research assistance, under the oversight and supervision of the Manager and the Fund's Board of Trustees. The Fund's investments are managed by portfolio managers of the Manager and the Sub-Adviser.

o Dan C. Chung, CFA, co-portfolio manager of the Fund from inception, has served as President of the Manager since September 2003 and as Chief Investment Officer since September 2001. Mr. Chung joined the Manager in 1994, and was a Vice President and Analyst from 1996 to 1999, a Senior Vice President and Senior Analyst from 1999 to 2000, an Executive Vice President from 2000 to 2003, and a Portfolio Manager since 2000.

o Zachary Karabell, Ph.D., co-portfolio manager of the Fund from inception, has served as Senior Economic Analyst of the Manager since January 2002, as Vice President from January 2002 to September 2003, and as Senior Vice President since October 2003. Prior to joining the firm, Mr. Karabell was a consultant, a Research Fellow at the Miller Center of the University of Virginia, and a Visiting Professor at Dartmouth College.

o Man Wing Chung, co-portfolio manager of the Fund from inception, has served as regional investment manager and Head of the Greater China team of the Sub-Adviser since 2000. Immediately before joining the firm, Mr. Chung spent six years with HSBC Asset Management Hong Kong where he progressed from fund manager to Chief Investment Officer. Prior to HSBC, he was a fund manager at East Asia Hamon Asset Management from 1993 to 1994. Prior to that, he was employed by Thornton Management (Asia) Limited as a research officer from 1990 to 1992.

The Fund pays the Manager a fee at the annual rate of 1.50% of daily net assets. The Manager pays a sub-advisory fee to the Sub-Adviser out of its own resources at no additional charge to the Fund.


LEGAL PROCEEDINGS


Alger Management has been responding to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, and the Attorney General of New Jersey, in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading." Alger Management has assured the Board of the Fund that if it be determined that improper trading practices in the Fund detrimentally affected its performance, Alger Management will make appropriate restitution.

Certain civil actions have developed out of the regulatory investigations. Several purported class actions and shareholder derivative suits have been filed against various parties; including, depending on the lawsuit, Alger Management, certain of the mutual funds managed by Alger Management (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful market-timing and late-trading activities. These cases have been transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. On September 29, 2004, consolidated amended complaints involving these cases - a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") - were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM).

The Derivative Complaint, brought on behalf of the Alger Mutual Funds and Castle Convertible Fund, Inc., a registered closed-end fund managed by Alger Management, alleges (i) violations, by Alger Management and, depending on the specific offense alleged, by its immediate parent the Distributor (Fred Alger & Company, Incorporated) and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other, unrelated, third-party defendants, and (iii) unjust enrichment by all the named defendants, all by virtue of the alleged wrongful market-timing and late-trading activities. The complaint seeks, among other things, removal of the trustee defendants and of Alger Management, certain rescissory relief, disgorgement of management fees and allegedly unlawful profits, compensatory and punitive monetary damages, and plaintiffs' fees and expenses (including attorney and expert fees). The Class Action Complaint names the Alger-related defendants named in the Derivative Complaint as well as certain defendants not named in the Derivative Complaint, including certain entities affiliated with Alger Management, certain Alger Mutual Funds, and certain additional former trustees and a former officer of the defendant Alger Mutual Funds. It alleges, on the basis of factual allegations similar to those of the Derivative Complaint with respect to the Alger defendants, (i) offenses by the Alger defendants similar to those alleged in the Derivative Complaint, (ii) violations, by Alger Management, the Distributor, their affiliates, the funds named as defendants, and the current and former fund trustees and officers, of Sections 11, 12(a)(2) and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, and Section 34(b) of the Investment Company Act of 1940,
(iii) breach of contract by the funds named as defendants, and (iv) unjust enrichment by all of the named defendants. It seeks relief similar to that sought in the Derivative Complaint.

Alger Management does not believe that the foregoing lawsuits will materially affect its ability to perform its management contracts with any of the funds that it manages, and the management of the Fund believes that the Fund will not be materially adversely affected by the pending lawsuits.

[GRAPHIC OMITTED]


SHAREHOLDER INFORMATION


DISTRIBUTOR
Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT


State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480


NET ASSET VALUE


The value of one share is its "net asset value" or NAV. The NAV per share is calculated as of the close of business (normally 4:00 p.m. Eastern time) each day the New York Stock Exchange ("NYSE") is open. Generally, the NYSE is closed on weekends and national holidays. It may close on other days from time to time.


Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. Since the Fund invests in foreign securities primarily listed on foreign exchanges that may trade on days the NYSE is closed, the value of the Fund's assets may be affected on days when shareholders will not be able to purchase or redeem Fund shares.

The Fund generally values its assets on the basis of market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, the security may be valued on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. Any short-term money market instruments held are valued on the basis of amortized cost.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster such as an earthquake causes a market to close early). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, that the Manager believes has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

The Manager believes that under certain circumstances foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

                  NAV (NET ASSET VALUE) OF A CLASS OF SHARES IS COMPUTED BY ADDING TOGETHER THE VALUE ALLOCABLE TO THE CLASS OF THE FUND'S INVESTMENTS PLUS CASH AND OTHER ASSETS, SUBTRACTING APPLICABLE LIABILITIES AND THEN DIVIDING THE RESULT BY THE NUMBER OF OUTSTANDING SHARES OF THE CLASS.

PURCHASING AND REDEEMING FUND SHARES

Shares are sold at their offering price, which is the net asset value per share plus any initial sales charge that applies. You can purchase or redeem shares on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after your purchase or redemption request is received in good order by the Transfer Agent or other agent appointed by the Distributor. Ordinarily, the Fund will issue your redemption check within seven days after the Transfer Agent accepts your redemption request. However, when you buy shares with a check or via TelePurchase or Automatic Investment Plan, we will not issue payment for redemption requests against those funds until the purchase proceeds are available, which may take up to 15 days. The Transfer Agent or the Fund may reject any purchase order. You can perform certain transactions electronically, via our website, as we enhance that functionality.

In addition, if you redeem shares, by sale or exchange, within one year of purchase, the Fund may impose a redemption fee of 2% of the amount redeemed. This fee will be retained by the Fund. Shares held the longest will be treated as having been redeemed first for purposes of deter-
mining whether the fee applies. The fee will not apply to redemptions (i) due to shareholder death or disability, (ii) from certain omnibus accounts, (iii) of shares acquired through reinvestment of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans, (v) effected pursuant to an automatic non-discretionary rebalancing program, (vi) pursuant to the Systematic Withdrawal Plan, or (vii) by the Fund of accounts falling below the minimum initial investment amount. The Fund reserves the right to waive this fee in other circumstances if the Manager determines that doing so is in the best interests of the Fund.


DIVIDENDS AND DISTRIBUTIONS


The Fund earns income from its investments and pays this income to shareholders in the form of dividends and distributions. The Fund declares and pays dividends and distributions to shareholders annually. The Fund expects that these annual payments to shareholders will consist primarily of capital gains, which may be taxable to you at different rates. The rate will depend upon how long the Fund held the securities that it sold to create the gains (rather than the length of time you have held shares of the Fund). Annual payments will also include net investment income, which is taxable as ordinary income.

Unless you choose to receive cash payments by checking the box on your New Account Application, any dividends and distributions will be automatically reinvested at the NAV on their payment dates. No additional sales charge will apply to automatically reinvested dividends and distributions. If you elect to receive cash payments and a payment is returned to the Fund as undeliverable, upon receipt, that payment will be reinvested in Fund shares at the next NAV. All subsequent payments will be reinvested until you reinstate your cash election and provide a valid mailing address.


Regardless of whether you choose to receive distributions in cash or reinvest them in the Fund, they may be subject to federal, state and local taxes. Because each shareholder's tax situation is unique, please consult with a tax advisor as to the particular tax consequences of investing in the Fund.

CLASSES OF FUND SHARES

The Fund offers one class of shares, Class A, with a front-end sales charge that may be waived under certain circumstances. See "Waivers of Sales Charges" in the Fund's Statement of Additional Information for details. Shareholders of record as of January 21, 2005 may purchase Class A shares for their accounts existing as of January 21, 2005 at net asset value without sales charge.

CLASS A SHARES

When you buy Class A Shares, you may pay the following sales charge:

--------------------------------------------------------------------------------
                            Sales Charge     Sales Charge         Dealer
                             as a % of      as a % of Net    Allowance as a %
  Purchase Amount          Offering Price     Asset Value    of Offering Price
--------------------------------------------------------------------------------
  Less than $25,000                5.25%            5.54%            5.00%
  $25,000 - $49,999                4.50%            4.71%            4.25%
  $50,000 - $99,999                4.00%            4.17%            3.75%
  $100,000 - $249,999              3.50%            3.63%            3.25%
  $250,000 - $499,999              2.50%            2.56%            2.25%
  $500,000 - $749,999              2.00%            2.04%            1.75%
  $750,000 - $999,999              1.50%            1.52%            1.25%
  $1,000,000 and over              *                *                1.00%

* Purchases of Class A Shares which, when combined with current holdings of Class A Shares offered with a sales charge, equal or exceed $1,000,000 in the aggregate may be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. The CDSC is waived in certain circumstances.

In calculating a CDSC, the Fund assumes first, that the redemption is of shares, if any, that are not subject to any CDSC.

DISTRIBUTION (12b-1) FEES

Not subject to distribution (12b-1) fees

--------------------------------------------------------------------------------
Maximum Investment Amount
No maximum investment limit
--------------------------------------------------------------------------------
Minimum Investment Amount
See table on page 15. If at any time the value of your Fund shares within your account falls below the minimum initial investment amount as a result of redemptions, the Fund may redeem all your Fund shares within your account.

--------------------------------------------------------------------------------
  Minimum Investments

                                    Initial               Subsequent
                                   Investment             Investment
--------------------------------------------------------------------------------
  Regular account                    $1,000                   $50
  Traditional IRA                     $500                    $50
  Roth IRA                            $500                    $50
  Coverdell ESA                       $500                    $50
  SIMPLE IRA                          $500                    $50
  Keogh                               $500                    $50
  401(k)                              $500                    $50
  403(b)                              $500                    $50
  Automatic Investment                $500                    $50
--------------------------------------------------------------------------------


WAIVERS OF SALES CHARGES

The Fund's Statement of Additional Information, which is posted at WWW.CHINAUSGROWTHFUND.COM, details the types of investors and conditions under which the initial sales charge or contingent deferred sales charge will be waived (refer to the sections in the Statement of Additional Information captioned "Waivers of Sales Charges" and "Certain Waivers of the Contingent Deferred Sales Charge"). Eligible investors include certain retirement plans, employees of the Manager, trustees/directors of the Alger funds and clients of financial institutions that have entered into an agreement with the Distributor for this purpose. To receive a waiver of the sales charge, you must advise the Fund that you are eligible for the waiver and substantiate your eligibility for the waiver at the time of purchase.

Under the REINVESTMENT PRIVILEGE, a shareholder who has redeemed shares in a Fund account may reinvest all or part of the redemption proceeds in shares of the same class of the same Fund in the same Fund account without an initial sales charge and receive a credit for any CDSC paid on the redemption, provided the reinvestment is made within 30 days after the redemption. Reinvestment will be at the net asset value of the Fund next determined upon receipt of the proceeds and a letter requesting that this privilege be exercised, subject to confirmation of the shareholder's status or holdings, as the case may be. You will also receive a pro rata credit for any CDSC imposed. This reinstatement privilege may be exercised only once by a shareholder. Reinstatement will not alter any capital gains tax payable on the redemption and a loss may not be allowed for tax purposes.

REDUCED SALES CHARGES

In addition to waivers of sales charges for eligible investors, there are several ways in which any investor in CLASS A SHARES may be eligible for a reduced sales charge. Information on reduced sales charges is posted on the Fund's website, WWW.CHINAUSGROWTHFUND.COM. Shares of Alger Money Market Fund are offered without a sales charge.

When purchasing Class A shares, when the dollar amount of your purchase reaches a specified level, known as a BREAKPOINT, you are entitled to pay a reduced front-end sales charge. For example, a purchase of $24,500 of Class A shares of the Fund would be charged a front-end sales charge of 5.25%, while a purchase of $25,000 would be charged a front-end sales charge of 4.50%. There are several breakpoints, as shown in the above sales charge table for Class A shares. The greater the investment, the greater the reduction in the sales charge.

A reduced sales charge is also available to Class A investors who indicate an intent to purchase shares in an amount aggregating $25,000 or more over a 13-month period. A LETTER OF INTENT ("LOI") allows the Class A investor to qualify for a breakpoint discount now without immediately investing the aggregate dollar amount at which the breakpoint discount is offered. The investor must refer to the LOI when placing purchase orders. For purposes of an LOI, the purchase amount includes purchases by "any person" (which includes an individual, his or her spouse and children, or a trustee or other fiduciary of a single trust, estate or single fiduciary account) of shares of the Fund offered with a sales charge over the following 13 months. At the investor's request, the 13-month period may begin up to 90 days before the date the LOI is signed. The minimum initial investment under the LOI is 5% of the total LOI amount. Further details are in the Statement of Additional Information.

A third way that an investor in Class A shares may be eligible for a reduced sales charge is by reason of RIGHTS OF ACCUMULATION ("ROA"). With ROA, Class A shares of the Fund may be purchased by "any person" (as defined in the immediately preceding paragraph) at a reduced sales charge as determined by aggregating the dollar amount of the new purchase and the current value (at offering price) of all shares of the Fund offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

--------------------------------------------------------------------------------
 INVESTMENT INSTRUCTIONS


 To Open an Account:

 By Mail:
--------------------------------------------------------------------------------


 The China-U.S. Growth Fund does not accept cash or cash alternatives for fund purchases. (Make checks payable to "The China-U.S. Growth Fund.") Mail your completed application and check to:


         Boston Financial Data Services,  Inc.
         Attn:  The China-U.S. Growth Fund
         P.O. Box 8480
         Boston, MA 02266-8480

 Overnight mail is to be sent to the Fund's transfer agent at the following address:

         Boston Financial Data Services, Inc.
         Attn: The China-U.S. Growth Fund
         66 Brooks Drive
         Braintree, MA 02184

 By Fed Wire:
--------------------------------------------------------------------------------

 Forward the completed New Account Application to Boston Financial Data Services, Inc. stating that the account will be established by wire transfer and the date and amount of the transfer.

 Instruct your bank to wire funds to State Street Bank & Trust Company. Contact Boston Financial Data Services, Inc. at (800) 254-3796 for details.

 Contact:
--------------------------------------------------------------------------------


 Call or visit your broker-dealer, investment adviser, bank or other financial institution.


 Automatically:
--------------------------------------------------------------------------------


 Complete the Automatic Investment Plan option on your New Account Application. Minimum initial automatic investment amount is $500.


 Via Our Website:
--------------------------------------------------------------------------------


 Visit The China-U.S.  Growth Fund website to download a New Account Application
 - www.chinausgrowthfund.com


 Mail the completed application with your investment to Boston Financial Data Services, Inc., Attn: The China-U.S. Growth Fund.

 To Make Additional Investments in an Existing Account:

 By Mail:
--------------------------------------------------------------------------------

 Complete and return the Invest by Mail slip attached to your "The China-U.S. Growth Fund" Statement and return the slip with your investment to:

         Boston Financial Data Services, Inc.
         Attn: The China-U.S. Growth Fund
         P.O. Box 8480
         Boston, MA 02266-8480
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 BY TELEPHONE OR FED WIRE:
--------------------------------------------------------------------------------
 TelePurchase* allows you to purchase shares by telephone (minimum $500, maximum $50,000) by completing the appropriate section of the New Account Application or Additional Services Form. The funds will be transferred from your designated bank account to your Fund account normally within one business day. Call (800) 254-3796 to initiate a TelePurchase.

 Wire - Instruct your bank to wire funds to State Street Bank & Trust Company. Contact Boston Financial Data Services, Inc. for details.


                                             *NOT AVAILABLE FOR RETIREMENT PLANS


 Contact:
--------------------------------------------------------------------------------


 Call or visit your broker-dealer, investment adviser, bank or other financial institution.


 Automatically:
--------------------------------------------------------------------------------

 The China-U.S. Growth Fund Automatic Investment Plan allows you to make automatic purchases on the 15th and/or the last business day of each month. Complete the appropriate information on the New Account Application or contact The China-U.S. Growth Fund to receive an Additional Services Form. Minimum subsequent automatic investment amount is $50 with a minimum initial investment of $500.

 Government Direct Deposit* allows you to arrange direct deposit of U.S. federal government payments into your Fund account and Payroll Savings Plan* allows you to arrange direct deposit of a portion of your payroll directly to your Fund account. Call (800) 254-3796 for a Payroll Savings Plan Form.


                                             *NOT AVAILABLE FOR RETIREMENT PLANS


 Via Our Website:
--------------------------------------------------------------------------------


 Visit the Fund's website to download all forms to add services to your account
 - www.chinausgrowthfund.com


 Mail your completed forms to Boston Financial Data Services, Inc., Attn: The China-U.S. Growth Fund

 To Exchange Shares of the Fund:

 You can exchange Fund shares for shares of Alger Money Market Fund, another portfolio advised by the Manager. Call (800) 254-3796 to exchange shares (unless you have refused the telephone exchange privilege on your New Account Application). Shares of Alger Money Market Fund acquired by exchange of shares of the Fund will include a Class J share class designation solely for operational reasons to enable the Transfer Agent to properly track exchanges into and out of Alger Money Market Fund from the Fund. The Fund reserves the right to modify or terminate this exchange privilege. Remember that for tax purposes an exchange is considered a sale and a purchase, so you may realize a taxable gain or a loss when you exchange shares. If you would like a prospectus describing the Alger Money Market Fund, please call the Fund toll-free at (800) 254-3796 or consult the Statement of Additional Information (see back cover).
--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------
 To Redeem Shares of the Fund:

 By Mail:
--------------------------------------------------------------------------------

 Send a letter of instruction to Boston Financial Data Services, Inc., Attn: The China-U.S. Growth Fund which includes:


    - account number
    - number of shares or dollar amount of redemption
    - address to send redemption proceeds
    - signature(s) of registered owner(s)
    - a signature guarantee is required if
          -- redemption is for more than $25,000;
          -- the  proceeds  will be sent to a different  address than the one on file;
          -- the redemption check will be made payable to someone other than the registered owners on file; or -- you have changed your address on file within the past 60 days.


 By Telephone*:
--------------------------------------------------------------------------------

 Call (800) 254-3796 to sell shares (unless you refused this service on your New Account Application). The Fund will send you a check for amounts up to $5,000. You can choose to receive a check or a wire for amounts over $5,000. Note, you cannot request a check if you have changed your address on file within the past 60 days.

 A special telephone redemption service, TeleRedemption, is available by filling out the appropriate section of the New Account Application or returning the Additional Services Form. The funds will be transferred to your bank account in an amount between $500 and $50,000, normally within 2 business days. Shares issued in certificate form are not eligible for this service. Physical share certificates are not issued for shares of the Fund.

 By Fed Wire:
--------------------------------------------------------------------------------

 Have your bank wire funds to State Street Bank & Trust Company. Contact Boston Financial Data Services at (800) 254-3796 for details. If you request that your redemption proceeds be wired to your bank account, there is generally a $10 fee per wire sent to a bank account that you had previously designated on the Fund's records, and generally a $15 fee per wire sent to a bank account not previously designated on the Fund's records.


                                             *NOT AVAILABLE FOR RETIREMENT PLANS

 Contact:
--------------------------------------------------------------------------------

 Call or visit your broker-dealer, investment adviser, bank or other financial institution.

 Automatically:
--------------------------------------------------------------------------------

 Systematic Withdrawal Plan allows you to receive regular monthly, quarterly or annual payments. Your account value must be at least $10,000, and the payments must be for $50 or more. The maximum monthly withdrawal is 1% of the account value in the Fund at the time you begin participation in the Plan.

 Via Our Website:
--------------------------------------------------------------------------------

 Visit the Fund's website to download all forms to add redemption privileges to your existing account - www.chinausgrowthfund.com


 Mail your completed forms to Boston Financial Data Services, Inc., Attn: The China-U.S. Growth Fund
--------------------------------------------------------------------------------

OTHER INFORMATION

The Fund may redeem shares "in kind." This means that when you redeem shares, the Fund can pay you the proceeds in securities from the Fund's portfolio instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash. Foreign securities exchanges are generally less liquid than U.S. exchanges. As a result, it may be more difficult to sell foreign securities that you may receive.

Shares may be worth more or less when you redeem them than they were at the time you bought them. For tax purposes, this means that when you redeem shares you may realize a short- or long-term capital gain or loss, depending upon how long you have held the shares.

The Board of Trustees has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, consistent with its compliance procedures and its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in Fund shares or shares of other funds sponsored by the Manager (with the exception of shares of Alger Money Market Fund).

The Fund might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts. There is no guarantee that the Fund's compliance procedures will be successful to identify investors who engage in excessive trading activity or to curtail that activity.

The Fund posts its month-end top 10 holdings with a 15-day lag, and its month-end full portfolio with a 60-day lag, on its website, WWW.CHINAUSGROWTHFUND.COM. The Fund reserves the right to change the policy for posting portfolio holdings on the website without further notice to shareholders. Following publication of portfolio holdings information on the Fund's website, it may be sent by the Fund to any party.

The Fund and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Information from inception of the Fund has been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

THE CHINA-U.S. GROWTH FUND
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

                                                         NOVEMBER 3, 2003 (I)
                                                                  TO
                                                         OCTOBER 31, 2004 (II)
                                                          ------------------

Net asset value, beginning of period ........................   $    10.00
Net investment loss (iii) ...................................        (0.08)
Net realized and unrealized gain (loss) on investments ......         1.13
                                                                ----------
Total from investment operations ............................         1.05
                                                                ----------
Net assets value, end of period .............................   $    11.05
                                                                ==========
Total return ................................................        10.50%
                                                                ==========
Ratios and Supplemental Data:

   Net assets, end of period (000's omitted) ................   $   26,290
                                                                ==========
   Ratio of expenses to average net assets ..................         2.44%
                                                                ==========
   Ratio of net investment income (loss) to average
     net assets .............................................        (0.81)%
                                                                ==========
   Decrease reflected in above ratios due to expense
     reimbursement ..........................................         0.43%
                                                                ==========
   Portfolio turnover rate ..................................       267.42%
                                                                ==========

----------
(i)   Commencement of operations.

(ii)  Ratios have been annualized; total return has not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

FOR FUND INFORMATION:

By telephone:  (800) 254-3796


By mail:       Boston Financial Data Services, Inc.
               Attn: The China-U.S. Growth Fund
               P.O. Box 8480 Boston,
               MA 02266-8480


By Internet:   Text versions of Fund documents can be
               downloaded from the following sources:
               > The Fund: www.chinausgrowthfund.com
               > SEC (EDGAR data base): www.sec.gov

STATEMENT OF ADDITIONAL INFORMATION


For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number, at the Fund's website at http://www.chinausgrowthfund.com or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.


Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling 1-202-942-8090.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the period covered by the report. You can receive free copies of these reports by calling the Fund's toll-free number, at the Fund's website at http://www.chinausgrowthfund.com or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling 1-202-942-8090.

QUARTERLY FUND HOLDINGS

Commencing with the fiscal quarter ending July 31, 2004, the Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at HTTP://WWW.CHINAUSGROWTHFUND.COM or on the SEC's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3362.


Distributor: Fred Alger & Company, Incorporated


The China-U.S. Growth Fund
SEC File #811-21308

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

YOUR PRIVACY IS OUR PRIORITY

At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

OUR PRIVACY POLICY

We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliates, Fred Alger Management, Inc., Alger National Trust Company and Alger Shareholder Services, Inc. as well as the following funds: The Alger Funds, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund, Spectra Fund and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

INFORMATION WE COLLECT

The type of personal information we collect and use varies depending on the Alger products or services you select. We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

o Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

o Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

o Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

SHARING OF PERSONAL INFORMATION

We may share your personal information with our affiliates so that they may process and service your transactions. However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

o To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

o To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

o  To financial  institutions that perform  marketing  services on our behalf or
   with  whom  we  have  joint   marketing   agreements  that  provide  for  the
   confidentiality of personal information.

OUR SECURITY PRACTICES

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.

              THIS POLICY STATEMENT IS NOT PART OF THE PROSPECTUS.

[ALGER LOGO]

















THIS IS NOT PART OF THE PROSPECTUS.
PCF

[ALGER LOGO]   Boston Financial Data Services, Inc.
               Attn: The China-U.S. Growth Fund
               P.O. Box 8480
               Boston, MA 02266-8480



















THIS IS NOT PART OF THE PROSPECTUS.
PCF

STATEMENT OF
ADDITIONAL INFORMATION                                         February 18, 2005


                           THE CHINA-U.S. GROWTH FUND

================================================================================

     The China-U.S. Growth Fund (the "Fund") is a registered investment company--a mutual fund.


     The Fund's financial statements for the year ended October 31, 2004 are contained in its annual report to shareholders and are incorporated by reference into this Statement of Additional Information.

     This Statement of Additional Information is not a Prospectus. This document contains additional information about The China-U.S. Growth Fund and supplements information in the Fund's Prospectus dated February 18, 2005. It should be read together with a Prospectus which may be obtained free of charge by writing the Fund c/o Boston Financial Data Services, Inc., Attn: The China-U.S. Growth Fund, P.O. Box 8450, Boston, MA 02266-8450, or calling (800) 254-3796, or at the
Fund's website at HTTP://WWW.CHINAUSGROWTHFUND.COM.




                                    CONTENTS

In General .................................................................   2
Investment Strategies and Policies .........................................   2
Net Asset Value ............................................................  10
Purchases ..................................................................  11
Redemptions ................................................................  13
Exchanges ..................................................................  15
Management .................................................................  15
Code of Ethics .............................................................  20
Taxes ......................................................................  20
Dividends ..................................................................  21
Custodian and Transfer Agent ...............................................  21
Independent Registered Public Accounting Firm ..............................  22
Certain Shareholders .......................................................  22
Organization ...............................................................  22
Proxy Voting Policies & Procedures .........................................  23
In General .................................................................  24
Financial Statements .......................................................  24
Appendix ................................................................... A-1


                                  [ALGER LOGO]

IN GENERAL


The Fund is a diversified, open-end, management investment company.

The Fund seeks to achieve its objective by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Fund will invest primarily in equity securities, such as common or preferred stocks, of companies which the Manager, Fred Alger Management, Inc. ("Alger Management") believes will benefit from China's economic development and growth. The Fund will normally invest primarily in the U.S. and Chinese securities markets.

There is no guarantee that the Fund will achieve its objective.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus borrowings, if any, in the equity securities of companies that are economically tied to China or the United States. It may invest the remainder of its assets in equity securities, or investments of other types discussed below, that are not issued by companies economically tied to either country.

The Fund will notify shareholders of any material change in this investment policy by 60 days prior written notice.


Temporary Defensive and Interim Investments

When market conditions are unstable, or the Manager or the Sub-Adviser believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest in a variety of debt securities for defensive purposes. The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund can buy:

o high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies;

o commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies);

o short-term debt obligations of corporate issuers, certificates of deposit and bankers' acceptances of domestic and foreign banks and savings and loan associations;and

o  repurchase agreements.

Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

INVESTMENT STRATEGIES AND POLICIES


Certain Securities and Investment Techniques

The Prospectus discusses the investment objective of the Fund and the primary strategies to be employed to achieve the objective. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and strategies that the Fund may utilize as well as certain risks attendant to those investments, policies and strategies.

Convertible Securities


The Fund may invest in convertible securities, which are debt instruments or preferred stocks that make fixed dividend or interest payments and are convertible into common stock. Generally, the market prices of convertible securities tend to reflect price changes in their underlying common stocks, but also tend to respond inversely to changes in interest rates. Convertible securities typically entail less market risk than investments in the common stock of the same issuers, and declines in their market prices are typically not as pronounced as those of their underlying common stocks. Like all fixed-income securities, convertible securities are subject to the risk of default on their issuers' payment obligations.


U.S. Government Obligations

Bills, notes, bonds, and other debt securities issued by the U.S. Treasury are direct obligations of the U.S. government and differ mainly in the length of their maturities.

U.S. Government Agency Securities

These securities are issued or guaranteed by U.S. government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Administration, Federal Housing Administration and Maritime Administration. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Bank Obligations

These are certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

The Fund will not invest in any debt security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation; (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation; and (iii) in the case of foreign banks, the security is, in the opinion of Alger Management, of an investment quality comparable to other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Foreign Bank Obligations

Investments by the Fund in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards. In view of these risks, Alger Management will carefully evaluate these investments on a case-by-case basis.


Short-Term Corporate Debt Securities


These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

Commercial Paper

These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

Variable Rate Master Demand Notes

These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Repurchase Agreements

Under the terms of a repurchase agreement, the Fund would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Fund's holding period. Repurchase agreements may be seen to be loans by the Fund collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses asso-ciated with asserting these rights and the risk of losing all or part of the income from the agreement. Alger Management reviews the credit worthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

Reverse Repurchase Agreements

Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the Fund would assume the role of seller/borrower in the transaction. The Fund will maintain segregated accounts consisting of cash or liquid securities that at all times are in an amount equal to its obligations under reverse repurchase agreements. The Fund will invest the proceeds in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Under the Investment Company Act of 1940, as amended (the "Act"), reverse repurchase agreements may be considered borrowings by the seller. Accordingly, the Fund will limit its investments in reverse repurchase agreements and other borrowings to no more than one-third of its total assets.

Firm Commitment Agreements and
When-Issued Purchases

Firm commitment agreements and "when-issued" purchases call for the purchase of securities at an agreed price on a specified future date and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. When the Fund purchases a security under a firm commitment agreement or on a when-issued basis it assumes the risk of any decline in value of the security occurring between the date of the agreement or purchase and the settlement date of the transaction. The Fund will not use these transactions for leveraging purposes and, accordingly, will segregate cash or liquid securities in an amount sufficient at all times to meet its purchase obligations under these agreements.

Warrants and Rights

The Fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

Equity-Linked Notes


The Fund may invest in equity-linked notes. These are notes, typically issued by financial institutions or special purpose entities, whose performance is tied to a foreign equity security or a basket or index of foreign equity securities; the principal payable at maturity is based on the current price of the linked security, basket or index. Equity-linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities.


Restricted Securities

The Fund may invest in restricted securities governed by Rule 144A under the Securities Act of 1933, as amended. In adopting Rule 144A, the Securities and Exchange Commission (the "SEC") specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of trustees (or the fund's adviser acting subject to the board's supervision) determines that the securities are in fact liquid. The Board of Trustees has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased pursuant to Rule 144A, subject to the Board of Trustees' oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Fund could be adversely affected.

Illiquid Securities

The Fund may invest 15% of its net assets in illiquid securities, which are securities (i.e. stocks, bonds or commodities) that cannot be sold or disposed of in the ordinary course of business, within seven days, at the approximate price the Fund used to value the security when the net asset value of the Fund was calculated. An illiquid security does not have an active secondary market, is not widely traded, and is difficult to sell in the ordinary course of business at fair value. In other words, they cannot be readily converted into cash because there is no ready market. Illiquid securities may be subject to liquidity risk, which is the risk that under certain circumstances particular investments may be difficult to sell at an advantageous price. There is also the risk that the securities cannot be sold without potentially suffering a sizable loss.

Short Sales

The Fund may sell securities "short against the box." While a short sale is the sale of a security the Fund does not own, it is "against the box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

Lending of Fund Securities


The Fund may lend securities to brokers, dealers and other financial organizations. The Fund will not lend securities to Alger Management or its affiliates. By lending its securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the securities including accrued interest exceeds the value of the collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities. The Fund bears a risk of loss in the event that the other party to a stock loan transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.


Foreign Securities

The Fund will normally invest a large portion of its total assets in foreign securities. For the purpose of this definition, foreign securities do not include American Depositary Receipts, American Depositary Shares or U.S. dollar-denominated securities of foreign issuers. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States.
Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

Options

The Fund may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements, although the Fund currently does not intend to rely on these strategies extensively, if at all.

A call option on a security is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.


The Fund will not sell options that are not covered. A call option written by the Fund on a security is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade, short-term obligations in a segregated account. A put option is "covered" if the Fund maintains cash or other high-grade, short-term obligations with a value equal to the exercise price in a segregated account, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.


If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.


The Fund would realize a profit from a closing transaction if the price of the transaction were less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund would realize a loss from a closing transaction if the price of the transaction were more than the premium received from writing the option or less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.


An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If the Fund, as a covered call option writer, were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expired or it delivered the underlying security upon exercise or otherwise covered the position.

In addition to options on securities, the Fund may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.

Price movements in the Fund's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management might be forced to liquidate portfolio securities to meet settlement obligations.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Fund in put and call options, there can be no assurance that the Fund will succeed in any option trading program it undertakes.

Stock Index Futures and Options on Stock
Index Futures


If the Fund utilizes these investments, it will do so only for hedging, not speculative, purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such position.


A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. While incidental to its securities activities, the Fund may use index futures as a substitute for a comparable market position in the underlying securities. The Fund has not invested in index futures in the past.

If the Fund uses futures, or options thereon, for hedging, the risk of imperfect correlation will increase as the composition of the Fund varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Fund may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option. The Fund would sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions could be effected or that there would be correlation between price movements in the options on stock index futures and price movements in the Fund's securities which were the subject of the hedge. In addition, any purchase by the Fund of such options would be based upon predictions as to anticipated market trends, which could prove to be inaccurate.

The Fund's use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only, if at all, for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon will require the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

Borrowing

The Fund may borrow from banks for temporary or emergency purposes. It may also borrow to buy additional securities; this borrowing is known as leveraging. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. The Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


Exchange-Traded Funds

To the extent otherwise consistent with its investment policies and applicable law, the Fund may invest in "exchange-traded funds" (ETFs), registered investment companies whose shares are listed on a national stock exchange. ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs thus provide another means, in addition to futures and options on indexes, of including stock index exposure in the Fund's investment strategies.


Investment Restrictions

The investment restrictions numbered 1 through 11 below have been adopted by the Fund as fundamental policies. Under the Act, a "fundamental" policy may not be changed without the vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the Act as the lesser of (a) 67% or more of the shares present at a Fund meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares. The Fund's investment objective is a fundamental policy. Investment restrictions 12 and 13 may be changed by vote of a majority of the Fund's Board of Trustees at any time.

Except as otherwise noted here, the Fund is prohibited from:

1. Selling securities short or purchasing securities on margin, except that the Fund may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities "short against the box."

2. Borrowing money, except that (a) the Fund may borrow for temporary or emergency purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made; (b) the Fund may engage in transactions in reverse repurchase agreements; and (c) the Fund may borrow from banks for investment purposes in order to leverage (see "Borrowing" above). Whenever borrowings described in (a) exceed five percent of the value of the Fund's total assets, the Fund will not make any additional investments. Immediately after any borrowing, including reverse repurchase agreements, the Fund will maintain asset coverage of not less than 300% with respect to all borrowings.


3. Pledging, hypothecating, mortgaging or otherwise encumbering more than 10% of the value of the Fund's total assets except in connection with borrowings as noted in 2(c) above. These restrictions shall not apply to transactions involving reverse repurchase agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis.

4. Issuing senior securities, except in connection with borrowings permitted under restriction 2.

5. Underwriting the securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6. Making loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements.

7. Purchasing any securities that would cause more than 25% of the value of the Fund's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

8. Purchasing or selling real estate or real estate limited partnerships, except that the Fund may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate.

9. Writing or selling straddles, spreads or combinations thereof.

10. Investing in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies that invest in or sponsor those programs.

11. Investing in commodities, except that the Fund may purchase or sell stock index futures contracts and related options thereon if, thereafter, no more than 5% of the Fund's total assets are invested in margin and premiums.


12. Investing more than 15% of its net assets in securities which are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. However, securities with legal or contractual restrictions on resale may be purchased if they are determined to be liquid, and such purchases would not be subject to the 15% limit stated above. The Board of Trustees will in good faith determine the specific types of securities deemed to be liquid and the value of such securities held. The Fund will not purchase time deposits maturing in more than seven calendar days and will limit to no more than 15% of its assets its investment in time deposits maturing in excess of two business days, together with all other illiquid securities.

13. Making investments for the purpose of exercising control or management. Except in the case of the 300% limitation set forth in Investment Restriction No. 2 and as may be stated otherwise, the percentage limitations contained in the foregoing restrictions and in the Fund's other investment policies apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Fund's assets will not constitute a violation of the restriction.


Portfolio Transactions

Decisions to buy and sell securities and other financial instruments for the Fund are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Fund's Board of Trustees. Although investment requirements for the Fund are reviewed independently from those of the other accounts managed by Alger Management, investments of the type the Fund may make may also be made by these other accounts. When the Fund and one or more other accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.


Transactions in equity securities are in most cases effected on U.S. stock exchanges or over-the-counter markets and involve the payment of negotiated brokerage commissions. Where there is no stated commission, as in the case of certain securities traded in the over-the-counter markets, the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U. S. Treasury or from the issuing agency or instrumentality.


To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory require-ments, the Fund's Board of Trustees has determined that portfolio transactions may be executed through Fred Alger & Company, Incorporated ("Alger Inc."), a registered broker-dealer, if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Fund involved a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Such transactions will be fair and reasonable to the Fund's shareholders. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934, as amended, provided to the Fund and/or other accounts over which Alger Management or its affiliates exercise investment discretion. Alger Management's fees under its agreement with the Fund are not reduced by reason of its receiving brokerage and research service. The Fund's Board of Trustees will periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Fund. During the fiscal year ended October 31, 2004, the Fund paid an aggregate of approximately $236,221 in brokerage commissions of which approximately $27,003 was paid to Alger Inc. and $27,025 was paid to JF International Management Inc. ("JFIM") and its affiliates. The commissions paid to Alger Inc. during the fiscal year ended October 31, 2004 constituted 11% of the aggregate brokerage commissions paid by the Fund; during that year, 16% of the aggregate dollar amount of transactions by the Fund involving the payment of brokerage commissions was effected through Alger Inc. The commissions paid to JFIM and its affiliates during the fiscal year ended October 31, 2004 constituted 11% of the aggregate brokerage commissions paid by the Fund; during that year, 11% of the aggregate dollar amount of transactions by the Fund involving the payment of brokerage commissions was effected through JFIM and its affiliates. Neither Alger Inc. nor JFIM and its affiliates engage in principal transactions with the Fund and, accordingly, receives no compensation in connection with securities purchased or sold in that manner, which include some securities traded in the over-the-counter markets, money market investments and most debt securities. During the fiscal year ended October 31, 2004, $309,765 in portfolio transactions, incurring $340 in commissions, was allocated to brokers who supplied research to the Fund to Alger Management. During the fiscal year ended October 31, 2004, no portfolio tranactions were allocated to brokers who supplied research to JFIM.


NET ASSET VALUE

The price of one Fund share is based on its "net asset value." The net asset value is computed by adding the value of the Fund's investments plus cash and other assets, deducting applicable liabilities and then dividing the result by the number of shares outstanding. Net asset value is calculated as of the close of business (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange ("NYSE") is open.

Purchases of shares will be based upon the next net asset value calculated after your order is received in proper form. If your purchase is made by check, wire or exchange and is received by the close of business of the NYSE (normally 4:00 p.m. Eastern time), your account will be credited on the day of receipt. If your purchase is received after such time, it will be credited the next business day.

The NYSE is generally open on each Monday through Friday, except New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

The assets of the Fund are generally valued on the basis of market quotations. Securities whose principal market is on an exchange or in the over-the-counter market are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. If market quotations are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, the security may be valued on the basis of fair value as determined by Alger Management under procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. Bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service approved by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, as described below, which constitutes fair value as determined by the Fund's Board of Trustees.

The valuation of money market instruments with maturities of 60 days or less held by the Fund is based on their amortized cost which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.


Class A Shares

The Fund has a single class of shares, Class A shares, which are generally subject to a front-end sales charge.

From time to time, Alger Inc. may reallow to brokers or financial intermediaries all or substantially all of the initial sales charge. To the extent that it does so, such persons may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

PURCHASES

Shares of the Fund are offered continuously by the Fund and are distributed on a best efforts basis by Alger Inc. as principal underwriter for the Fund pursuant to a distribution agreement (the "Distribution Agree-ment"). Under the Distribution Agreement, Alger Inc. bears all selling expenses, including the costs of advertising and of printing prospectuses and distributing them to prospective shareholders.


The Fund does not accept cash or cash alternatives for share purchases. Third-party checks will not be honored except in the case of employer-sponsored retirement plans. You will be charged a fee for any check returned by your bank.

Investors may exchange stock of companies acceptable to Alger Management for shares of the Fund with a minimum of 100 shares of each company generally being required. The Fund believes such exchange provides a means by which holders of certain securities may invest in the Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by telephone, to Alger Management a list with a full and exact description of all securities proposed for exchange. Alger Management will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. Alger Management has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund's assets. The investor must certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Upon receipt by the Custodian the securities will be valued as of the close of business on the day of receipt in the same manner as the Fund's securities are valued each day. Shares of the Fund having an equal net asset value as of the close of the same day will be registered in the investor's name. There is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine federal, state and local tax consequences.


Confirmations and Account Statements

All of your transactions through the Transfer Agent, Boston Financial Data Services, Inc., will be confirmed on separate written transaction confirmations (other than Automatic Investment Plan transactions) and on periodic account statements. You should promptly and carefully review the transaction confirmations and periodic statements provided to you and notify the Transfer Agent in writing of any discrepancy or unauthorized account activity. Any information contained on trans-action confirmations and account statements will be conclusive unless you notify the Transfer Agent of an apparent discrepancy or unauthorized account activity within ten (10) business days after the information is transmitted to you.

Shareholder Servicing Agreement


Payments under the Shareholder Servicing Agreement are not tied exclusively to the shareholder servicing expenses actually incurred by Alger Inc. and the payments may exceed expenses actually incurred by Alger Inc. The Fund's Board of Trustees evaluates the appropriateness of the Shareholder Servicing Agreement and its payment terms on a continuing basis and in doing so considers all relevant factors, including expenses borne by Alger Inc. and the amounts it receives under the Shareholder Servicing Agreement. During the fiscal year ended October 31, 2004. the Fund paid $47,449 to Alger Inc. under the Shareholder Servicing Agreement.


Expenses of the Fund

The Fund will bear its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by Alger Management, including investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. In addition, the Fund may compensate Alger Inc. for servicing shareholder accounts. From time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of the Fund while retaining the ability to be paid by the Fund for such amounts prior to the end of the fiscal year. This will have the effect of lowering the Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are sumed or reimbursed, as the case may be.

Purchases Through Processing Organizations


You can purchase and redeem shares through a "Processing Organization," which is a broker-dealer, bank or other financial institution that purchases shares of the Fund for its clients or customers. The Fund may authorize a Processing Organization to receive, or to designate other financial intermediaries to receive, purchase and redemption orders on the Fund's behalf. In that case, the Fund will be deemed to have received an order when the Processing Organization or its intermediary receives it in proper form, and the order will be processed at the net asset value of the Fund next calculated after the order is received in proper form by the Processing Organization or its designee. When shares are purchased this way, the Processing Organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent invest ments for shareholders who invest through a Processing Organization will be set by the Processing Organization. Processing Organizations, which may include broker-dealers, banks or other financial institutions, may impose charges and restrictions in addition to or different from those applicable if you invest in the Fund directly. Therefore, you should read the materials provided by the Processing Organization in conjunction with the Prospectus. Certain Processing Organizations may receive compensation from the Fund, Alger, Inc., or any of its affiliates.


TelePurchase Privilege


The price the shareholder will receive will be the price next computed after the Transfer Agent receives the purchase request from the shareholder to purchase shares. While there is no charge to shareholders for this service, a fee will be deducted from a shareholder's Fund account in case of insufficient funds. This privilege may be terminated at any time without charge or penalty by the shareholder, the Fund, the Transfer Agent or Alger Inc.


Automatic Investment Plan


While there is no charge to shareholders for this service, a fee will be deducted from a shareholder's Fund account in the case of insufficient funds. A shareholder's Automatic Investment Plan may be terminated at any time without charge or penalty by the shareholder, the Fund, the Transfer Agent or Alger Inc. Transfers from your bank account to a fund-sponsored retirement account are considered current-year contributions. If the fifteenth day of the month falls on a weekend or a NYSE holiday, the purchase will be made on the next business day.

Right Of Accumulation

Class A Shares of the Fund may be purchased by "any person" (which includes an individual, his or her spouse and children, or a trustee or other fiduciary of a single trust, estate or single fiduciary account) at a reduced sales charge as determined by aggregating the dollar amount of the new purchase and the current value (at offering price) of all shares of the Fund offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent

A Letter of Intent ("LOI") contemplating aggregate purchases of $25,000 or more provides an opportunity for an investor to obtain a reduced Class A sales charge by aggregating investments over a 13-month period, provided that the investor refers to such LOI when placing orders. For purposes of a LOI, the "Purchase Amount" as referred to in the sales charge table in the Prospectus includes purchases by "any person" (as defined above) of all shares of the Fund, offered with a sales charge over the following 13 months. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of the LOI.

REDEMPTIONS

You may incur a 2% redemption fee if you redeem shares of the Fund within one year of having acquired them. Shareholders claiming waivers of the redemption fee must asset their status at the time of redemption. The right of redemption of shares of the Fund may be suspended or the date of payment postponed for more than seven days (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund's investments or determination of its net asset values not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.


No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Telephone Redemptions

You automatically have the ability to make redemptions by telephone unless you refuse the telephone redemption privilege. To sell shares by telephone, please call (800) 254-3796. Redemption requests received prior to the close of business of the NYSE (normally 4:00 p.m. Eastern time) will generally be mailed on the next business day. Shares held in any Alger retirement plan are not eligible for this service.

Redemption proceeds are mailed to the address of record. Any request for redemption proceeds to be sent to the address of record must be in writing with the signature(s) guaranteed if made within 60 days of changing your address.

The Fund, the Transfer Agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

Redemptions in Kind

Payment for shares tendered for redemption is ordinarily made in cash. However, if the Board of Trustees of the Fund determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund, in lieu of cash, in conformity with applicable rules of the SEC. The Fund has elected to be governed by Rule 18f-1 under the Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined.


Contingent Deferred Sales Charge

Certain Class A Shares are subject to a CDSC. Other than Class A shares purchased by persons who were shareholders on January 21, 2005 for their existing accounts, Class A Shares purchased in an amount of $1 million or more which have not been subject to the Class A initial sales charge and which have not been held for a full year are subject to a CDSC of 1% at the time of redemption.

For purposes of the CDSC, it is assumed that the shares of the Fund from which the redemption is made are the shares of the Fund which result in the lowest charge, if any.

Redemptions of shares of the Fund are deemed to be made first from amounts, if any, to which a CDSC does not apply. There is no CDSC on redemptions of (i) shares that represent appreciation on your original investment, or (ii) shares purchased through reinvestment of dividends and capital gains.

Waivers of Sales Charges

No initial  sales charge or CDSC is imposed on purchases or  redemptions  (1) by
(i) employees of Alger Inc. and its affiliates, (ii) IRAs, Keogh Plans and employee benefit plans for those employees and (iii) spouses, children, siblings and parents of those employees and trusts of which those individuals are beneficiaries, as long as orders for the shares on behalf of those individuals and trusts were placed by the employees; (2) by (i) accounts managed by investment advisory affiliates of Alger Inc. that are registered under the Investment Advisers Act of 1940, as amended, (ii) employees, participants and beneficiaries of those accounts, (iii) IRAs, Keogh Plans and employee benefit plans for those employees, participants and beneficiaries and (iv) spouses and minor children of those employees, participants and beneficiaries as long as orders for the shares were placed by the employees, participants and beneficiaries; (3) by directors or trustees of any investment company for which Alger Inc. or any of its affiliates serves as investment adviser or distributor;
(4) of shares held through defined contribution plans as defined by the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"); (5) by an investment company registered under the 1940 Act in connection with the combination of the investment company with the Fund by merger, acquisition of assets or by any other transaction; (6) by registered investment advisers for their own accounts; (7) on behalf of their clients by registered investment advisers, banks, trust companies and other financial institutions, including broker-dealers with which either the Fund or Alger Inc. has entered into agreements contemplating the waiver of such charges; (8) by a Processing Organization, as shareholder of record on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services and clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the Processing Organization, and (ii) retirement and deferred compensation plans and trusts used to fund those plans; (9) by registered representatives of broker-dealers which have entered into Selected Dealer Agreements with Alger Inc., and their spouses, children, siblings and parents; (10) by children or spouses of individuals who died in the terrorist attacks of September 11, 2001; and (11) by persons who were shareholders of the Fund as of January 21, 2005 as to shares purchased or redeemed for their accounts existing on that date.

Investors purchasing Class A Shares subject to one of the foregoing waivers are required to claim and substantiate their eligibility for the waiver at the time of purchase. It is also the responsibility of shareholders redeeming shares otherwise subject to a CDSC but qualifying for a waiver of the charge to assert this status at the time of redemption. Information regarding these procedures is available by contacting the Funds at (800) 254-3796.

Certain Waivers of the Contingent Deferred Sales Charge

Any CDSC which otherwise would be imposed on redemptions of Fund shares will be waived in certain instances, including (a) redemptions of shares held at the time a shareholder becomes disabled or dies, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year after the death or initial determination of disability, (b) redemptions in connection with the following retirement plan distributions: (i) lump-sum or other distributions from a qualified corporate or Keogh retirement plan following retirement, termination of employment, death or disability (or in the case of a five percent owner of the employer maintaining the plan, following attainment of age 70 12); (ii) required distributions from an Individual Retirement Account ("IRA") following the attainment of age 70 1/2 or from a custodial account under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, following the later of retirement or attainment of age 70 1/2; and
(iii) a tax-free return of an excess contribution to an IRA, (c) systematic withdrawal payments, and (d) redemptions by the Trust of Fund shares whose value has fallen below the minimum initial investment amount. For purposes of the waiver described in (a) above, a person will be deemed "disabled" if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration.

Shareholders claiming a waiver must assert their status at the time of redemption.

Systematic Withdrawal Plan


A systematic withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares of the Fund with a value exceeding $10,000 and who wish to receive specific amounts of cash periodically. Withdrawals of at least $50 monthly (but no more than one percent of the value of a shareholder's shares in the Fund) may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund.

All  dividends  and   distributions   on  shares  in  the  Withdrawal  Plan  are
automatically reinvested at net asset value in additional shares of the Fund. For additional information regarding the Withdrawal Plan, contact the Fund.


Signature Guarantees

The Transfer Agent has adopted standards and procedures pursuant to which Medallion Signature Guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, and national securities exchanges, that are participants in the New York Stock Exchange Medallion Signature Program (MSP), the Securities Transfer Agents Medallion Program (STAMP), and the Stock Exchanges Medallion Program (SEMP).

EXCHANGES


In General


Shareholders may exchange shares of the Fund for shares of the Alger Money Market Fund of The Alger Funds (the "Money Market Fund"), another mutual fund managed by Alger Management. Money Market Fund shares acquired in such exchanges, together with Money Market Fund shares acquired through reinvestment of dividends on such shares, may be exchanged for shares of the Fund. These exchanges will be effected at the respective net asset values of the Fund and the Money Market Fund next determined after the exchange request is accepted, with no sales charge or transaction fee imposed except that exchanges of Money Market Fund shares representing dividends on shares of Money Market Fund will be subject to the Fund's applicable Class A initial sales charge. Exchanges of Fund shares for Money Market Fund shares may incur a redemption fee of 2% of the amount redeemed if effected within one year of purchase.

Shares of the Money Market Fund received in an exchange will earn dividends beginning on the next business day after the exchange. Before exchanging Fund shares for Money Market Fund shares, an investor should carefully read the Prospectus describing the Money Market Fund. To obtain a Prospectus for The Alger Funds and more information about such exchanges, please call (800) 254-3796. The Fund reserves the right to terminate or modify this exchange privilege or to charge a per-exchange fee upon notice to shareholders.


For tax purposes, an exchange of shares is treated as a sale of the shares exchanged and therefore you may realize a taxable gain or loss when you exchange shares.

You may make exchanges by telephone or in writing. You automatically have the ability to make exchanges by telephone unless you refuse the telephone exchange privilege.

The Fund may charge a transaction fee for each exchange, although it does not intend to do so at present. You will be notified at least 60 days in advance if the Fund decides to impose this fee. The Fund reserves the right to terminate or modify the exchange privilege upon notice to shareholders.


MANAGEMENT


Trustees and Officers of the Fund

The Fund is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law.


The Board of Trustees has one standing committee, the Audit Committee, which oversees (a) the Fund's accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of the Fund's financial statements and the independent audit thereof. The members of the Committee, which met three times during the Fund's fiscal year ended October 31, 2004, are Lester L. Colbert, Jr., Nathan E. Saint-Amand and Stephen E. O'Neil.

Information about the Trustees and officers of the Fund is set forth below. In the following tables, the term "Alger Fund Complex" refers to the Fund and the five other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer's term of office is one year. The address of Mr. Blum and Ms. Feld is 30 Montgomery Street, Jersey City, NJ 07302. The address of each of the Trustees and of Mr. Chung is c/o The China-U.S. Growth Fund, 111 Fifth Avenue, New York, NY 10003.

                                                                                                           NUMBER OF
                                                                                                           PORTFOLIOS
                                                                                                          IN THE ALGER
                                                                                                          FUND COMPLEX
                                                                                              TRUSTEE       WHICH ARE
  NAME, AGE, POSITION WITH                                                                    AND/OR        OVERSEEN
    THE FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                  OFFICER SINCE   BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------

Zachary Karabell (37)         Senior Vice President (Vice President prior to October 2003)     2003             1
   Chairman of the Board      and Senior Economic Analyst of Alger Management since
                              2002; consultant and author since 1997. Research Fellow at the Miller Center, University of Virginia 1998-2000 and
                              Visiting Professor, Dartmouth College 1997.


Hilary M. Alger, CFA (43)     Trustee/Director of five of the six funds in the Alger Fund      2003            17
   Trustee                    Complex since 2003; Director of Development, Pennsylvania
                              Ballet since 2004; Associate Director of Development,
                              College of Arts and Sciences and Graduate School,
                              University of Virginia 1999-2003; Director of Development and
                              Communications, Lenox Hill Neighborhood House 1997-99;
                              securities analyst, Alger Management 1987-92.

NON-INTERESTED TRUSTEES
-----------------------

Stephen E. O'Neil (71)        Attorney; Private investor since 1981; Director of Brown-Forman   2003           23
   Trustee                    Corporation since 1978; Trustee/Director of the six funds
                              in the Alger Fund Complex  since the  inception of
                              each;  of  Counsel  to the law  firm of  Kohler  &
                              Barnes to 1998.

Lester L. Colbert, Jr. (70)   Private investor since 1988; Trustee/Director of three of the    2003            17
   Trustee                    six funds in the Alger Fund Complex since 2000, of one since
                              2003, and of another since 1974. Chairman of the Board,
                              President and Chief Executive Officer of Xidex Corporation
                              1972-87.

Nathan E. Saint-Amand,        Medical doctor in private practice; Member of the Board of the   2003            23
M.D. (66)                     Manhattan Institute since 1988; Trustee/Director of each of
   Trustee                    the six funds in the Alger Fund complex since the later of 1986 or its inception; formerly Co-Chairman, Special Projects
                              Committee, Memorial Sloan Kettering.

OFFICERS

Dan C. Chung (42)             President since September 2003 and Chief Investment Officer      2003            N/A
   President                  and Director since 2001 of Alger Management; since 2001,
                              Director of Alger Associates, Inc. ("Associates"), Alger
                              Properties, Inc. ("Properties"), Alger Shareholder Services,
                              Inc. ("Services"), Alger Life Insurance Agency, Inc.
                              ("Agency"), Fred Alger International Advisory S.A.
                              ("International"), Alger National Trust Company ("Trust")
                              and Analysts Resources, Inc. ("ARI"); Trustee/Director of
                              four of the six funds in the Alger Fund Complex since 2001;
                              senior analyst with Alger Management 1998-2001.

Frederick A. Blum (51)        Executive Vice President of Alger Management since               2003            N/A
   Treasurer                  September  2003 and Senior Vice President prior thereto;
   Assistant Secretary        Treasurer or Assistant Treasurer, and Assistant Secretary,
                              of the other five funds in the Alger Fund Complex since
                              1996. Senior Vice President and Treasurer of Trust since
                              2000.

Katherine P. Feld (46)        Senior Vice President, Chief Compliance Officer and Counsel      2004            N/A
   Chief Compliance Officer   of Fred Alger Management, Inc. and Fred Alger & Company,
                              Incorporated since February 2004; previously Associate
                              Counsel (November 1983-July 1999), Senior Counsel (July
                              1999-February 2004) and Vice President (June 1990-February
                              2004) of OppenheimerFunds, Inc.

No Trustee is a director of any public company except as may be indicated under "Principal Occupations."


No director, officer or employee of Alger Management or its affiliates receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each independent Trustee $2,000 for each meeting he attends, to a maximum of $8,000, plus travel expenses incurred for attending the meeting. The Trustees and officers of the Fund are permitted to purchase shares of the Fund without the payment of any sales charge. Applicable sales charges are waived for these individuals because no selling effort by the Distributor, Alger Inc., is involved and in order to promote the alignment of such individuals' economic interests with the Fund.

The Fund does not offer its Trustees any pension or retirement benefits. The following table provides compensation amounts paid to the current independent trustees for the fiscal year ending October 31, 2004.


                               COMPENSATION TABLE


                                     AGGREGATE              TOTAL COMPENSATION
                                   COMPENSATION                   PAID TO
                                       FROM                    TRUSTEES FROM
                                  THE CHINA-U.S.                THE ALGER
      NAME OF PERSON                GROWTH FUND                FUND COMPLEX
     ----------------            -----------------          -------------------

Lester L. Colbert, Jr.                $8,000                       $38,000

Stephen E. O'Neil                     $8,000                       $30,000

Nathan E.  Saint-Amand                $8,000                       $44,000


The following table shows each current Trustee's beneficial ownership, by dollar range, of equity securities of the Fund and of the funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A = none; B = $1-$10,000; C = $10,000-$50,000; D = $50,000-$100,000; E = over $100,000.

None of the non-interested Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger Inc.

                                                   AGGREGATE EQUITY SECURITIES
                            EQUITY SECURITIES        OF FUNDS IN ALGER FUND
    NAME OF TRUSTEE            OF THE FUND         COMPLEX OVERSEEN BY TRUSTEE
-----------------------   ---------------------  -------------------------------

  INTERESTED TRUSTEES
  -------------------
  Zachary Karabell                 A                            E
  Hilary M. Alger                  A                            E

  NON-INTERESTED TRUSTEES
  -----------------------
  Lester L. Colbert, Jr.           A                            D
  Stephen E. O'Neil                A                            A
  Nathan E. Saint-Amand            A                            E


Investment Manager


Alger Management serves as investment manager to the Fund pursuant to a written agreement (the "Management Agreement"). Alger Management is the Fund's investment manager and is responsible for the overall administration of the Fund, subject to the supervision of the Board of Trustees. Alger Management makes investment decisions for the Fund, provides administrative services, places orders to purchase and sell securities on behalf of the Fund and selects broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that Alger Inc. will serve as the Fund's broker in effecting a substantial portion of the Fund's transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. In addition, Alger Management employs professional securities analysts who provide research services exclusively to the Fund and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser.


Alger Management pays the salaries of all officers who are employed by it. Alger Management has agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund, and to compute the net asset values, net income and realized capital gains or losses of the Fund. Alger Management prepares semi-annual reports to the SEC and to shareholders, prepares federal and state tax returns and filings with state securities commissions, maintains the Fund's financial accounts and records and generally assists in all aspects of the Fund's operations. Alger Management bears all expenses in connection with the performance of its services under the Management Agreements.


Alger Management has been in the business of providing investment advisory services since 1964 and, as of December 31, 2004, had approximately $9.7 billion under management, $8.2 billion in mutual fund accounts and $1.5 billion in other advisory accounts. Alger Management is owned by Alger Inc. which in turn is owned by Alger Associates, Inc., a financial services holding company. Fred M. Alger III, who holds in excess of 25% of the outstanding voting securities of Alger Associates, Inc., may be deemed to control that company and its subsidiaries. Mr. Alger holds his shares through a limited liability company, of which he is president and majority shareholder. Mr. Alger and the officers of the Fund are affiliated persons of the Fund and Alger Management by reason of their positions with these entities.

The Fund pays Alger Management a management fee computed daily and paid monthly at an annual rate of 1.50% of the value of the Fund's average daily net assets. During the fiscal year ended October 31, 2004, the Fund paid $284,692 to Alger Management under the Management Agreement.

JF International Management Inc. ("JFIM"), a registered investment adviser, acts as sub-adviser to the Fund under a written Sub-Advisory Agreement with Alger Management. Pursuant to that agreement, JFIM provides investment advisory services to the Fund with respect to that portion of the Fund's assets that is allocated to JFIM (the "Sub-Adviser Assets"), under the general supervision of Alger Management and the oversight of the Trustees of the Fund. Alger Management pays JFIM a sub-advisory fee out of its own resources pursuant to the sub-advisory agreement. The Agreement contemplates that at least 80% of the
Sub-Adviser Assets will be invested in securities of issuers that are economically tied to China, under policies and restrictions, consistent with those of the Fund's prospectus and this Statement of Additional Information, that are set forth in the Agreement.

At their meeting on September 8, 2004 called to consider the annual renewal of the Fund's Investment Management Agreement with Alger Management, the Trustees considered the nature and quality of the services to be provided in relation to the fee paid by the Fund and the other benefits that would be received by

Alger Management by virtue of its relationship with the Fund. In their deliberations, the Trustees, drawing on information in materials provided to them and the familiarity of some Trustees with Alger Management as a result of having served on other boards of funds sponsored by Alger Management (the "Other Alger Funds"), considered Alger Management's financial condition, its experience in providing investment advisory services to the Fund and the Other Alger Funds, the quality and depth of its advisory and administrative personnel and other resources, the brokerage practices with respect to the Fund, and other factors generally regarded as appropriate to consider in evaluating advisory arrangements as set out in a memorandum from Alger Management discussing certain such factors. They also reviewed copies of representative examples of investment advisory agreements with Alger Management. In considering the nature and quality of the services provided by Alger Management in relation to its fees and other benefits received, the Trustees also drew upon prior discussions with representatives of Alger Management, at each quarterly meeting, of the Fund's performance and expenses and their familiarity with the personnel and resources of Alger Management and its affiliates. To consider the renewal, the non-interested Trustees met in executive session with independent counsel. In considering the nature and quality of the services provided by Alger Management in relation to its fees and other benefits received, they concluded that the overall investment performance of the Fund had been satisfactory in light of market conditions; noted that the general fund administrative services provided by Alger Management under the terms of the Management Agreement are of high quality; and also noted that the most recent regulatory inspections had produced no material adverse comments on the Other Alger Funds' operations. The Trustees noted that part of the management fee would be used to compensate JFIM, an experienced investment adviser, for managing the Asian portion of the Fund's portfolio as sub-adviser. The Trustees considered the fact that, in addition to its management fees, Alger Management benefits from its affiliate's providing a substantial portion of the brokerage for the Fund; they determined that, even in light of this fact and of other tangible and intangible benefits that could be expected to arise from Alger Management's relationship with the Fund, the management fee paid by the Fund was fair and reasonable in relation to the services rendered and that the services rendered were satisfactory.

The Trustees had previously in 2003 considered the proposed Sub-Advisory Agreement between Alger Management and JFIM, a registered investment adviser, under which JFIM would manage the Asian portion of the Fund's portfolio, and approved the Sub-Advisory Agreement for a two year term through December 8, 2005.

In considering the Sub-Advisory Agreement in 2003, the Trustees considered the fact that JFIM had considerable experience in managing Asian securities portfolios, is a part of a large and established investment advisory organization, and would operate under the general supervision of Alger Management. They reviewed the Sub-Advisory Agreement, including the fee to be paid by Alger Management. On the basis of these considerations they determined that the sub-advisory arrangement could reasonably be expected to serve the interests of the Fund well and to provide the Fund with services of high quality.

Distributor

Alger Inc., the corporate parent of Alger Management, serves as the Fund's principal underwriter, or distributor, and receives payments from the Fund under the Shareholder Servicing Agreement (see "Purchases-Shareholder Servicing Agreement"). Beginning January 24, 2005, it also receives brokerage commissions from the Fund (see "Investment Strategies and Policies-Portfolio Transactions").

From time to time Alger Inc., at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in the Fund, in an amount up to 1% of those investments. Alger Inc. may also from time to time, at its expense from its own resources, make payments to other financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Fund assets or 0.50% annually of Fund sales attributable to that financial intermediary. Alger Inc. determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors Alger Inc. deems relevant. Factors considered by Alger, Inc. generally include the financial intermediary's rep-utation, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of the Fund, entry into target markets, and/or quality of service.

Financial intermediaries with whom Alger Inc. has its most significant arrangements to make additional cash compensation payments are AG Edwards, Bear Stearns, Capital Investment Brokerage, CIBC World Markets, Citigroup, Goldman Sachs, Kemper Investors, Legg Mason Wood Walker, Leonard & Company, Lincoln Financial Advisors, Lincoln Investment Planning, Merrill Lynch Pierce Fenner & Smith, MetLife Securities, Morgan Stanley & Co., Oppenheimer & Co., Inc., RBC
Dain Rauscher, Retirement System Distributors, Ryan Beck & Co., Scudder Distributors, Securities America, Smith Hayes Financial, UBS, USI Securities and Walnut Street Securities. In addition, Alger, Inc. may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of Alger Inc. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Fund or the amount of proceeds received by a Fund on the sale of shares.

CODE OF ETHICS


The Fund, investment manager, and principal underwriter have adopted codes of ethics in compliance with Rule 17j-1 under the Act. Alger Management personnel ("Access Persons") are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to the restrictions and procedures of the Fund's Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can obtain a copy of the Fund's Code of Ethics by calling the Fund toll-free at (800) 254-3796.


TAXES


The following is a summary of selected federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Fund.


The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If qualified as a regulated investment company, the Fund will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, the Fund must, among other things:
(1) distribute to its shareholders at least 90% of its taxable net investment income and net realized short-term capital gains; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to the Fund's business of investing in securities; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, the Fund may be restricted in the utilization of certain of the investment techniques described above and in the Fund's prospectus. As a regulated investment company, the Fund is subject to a non-deductible excise tax of 4% with respect to certain undistributed amounts of income and capital gains during the calendar year. The Fund expects to make additional distributions or change the timing of its distributions so as to avoid the application of this tax. Although the Fund expects to make such distributions as are necessary to avoid the application of this tax, certain of such distributions, if made in January, might be included in the taxable income of shareholders in the year ended in the previous December.


Payments reflecting the dividend income of the Fund will not qualify for the dividends-received deduction for corporations if the Fund sells the underlying stock before satisfying a 46-day holding period requirement (91 days for certain preferred stock). Dividends-received deductions will be allowed to a corporate shareholder only if similar holding period requirements with respect to shares of the Fund have been met.


In general, any gain or loss on the redemption or exchange of Fund shares will be long-term capital gain or loss if held by the shareholder for more than one year, and will be short-term capital gain or loss if held for one year or less. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to Fund shares, and redeems or exchanges the shares before holding them for more than six months, any loss on the redemption or exchange up to the amount of the distribution will be treated as a long-term capital loss.


Dividends of the Fund's net investment income and distributions of its short-term capital gains will be taxable as ordinary income. Distributions of long-term capital gains will be taxable as such at the appropriate rate, regardless of the length of time you have held shares of the Fund.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings and shareholders may receive dividends in an earlier year than would otherwise be the case.

Investors considering buying shares of the Fund just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.


If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 28% "backup withholding tax" with respect to (i) any taxable dividends and distributions and (ii) any proceeds of any redemption of Fund shares. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular federal income tax liability.


Shortly after the close of each calendar year, you will receive a statement setting forth the dollar amounts of dividends and any distributions for the prior calendar year and the tax status of the dividends and distributions for federal income tax purposes. You should consult your tax adviser to assess the federal, state and local tax consequences of investing in the Fund. This discussion is not intended to address the tax consequences of an investment by a nonresident alien.


DIVIDENDS


Dividends and distributions will be automatically reinvested at net asset value on the payment date in additional shares of the Fund at net asset value, unless you elected in writing to have all dividends and distributions paid in cash. In addition, accounts whose dividend/distribution checks have been returned as undeliverable shall reinvest that dividend/distribution at the net asset value next determined after the Transfer Agent receives the undelivered check. Furthermore, all future dividend/distribution checks shall be reinvested automatically at net asset value on the payment date until a written request for reinstatement of cash distribution and a valid mailing address are provided by the shareholder(s). Dividends of the Fund are declared and paid annually. Distributions of any net realized short-term and long-term capital gains earned by the Fund usually will be made annually after the close of the fiscal year in which the gains are earned.

CUSTODIAN AND TRANSFER AGENT


State Street Bank and Trust Company, ("State Street") 225 Franklin Street, Boston, Massachusetts 02110 serves as custodian of the Fund's assets pursuant to a custodian agreement. State Street also serves as transfer agent for the Fund pursuant to a transfer agency agreement with transfers against services provided by State Street's affiliate, Boston Financial Data Services, Inc. ("Boston Financial"). Under the transfer agency agreement Boston Financial processes purchases and redemptions of shares of the Fund, maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and distributes any dividends and distributions payable by the Fund. The Fund and Alger Inc. (or its affiliates) may enter into an agreement for recordkeeping services. Similarly, the Fund, Alger Inc. (or its affiliates) and non-affiliated third-party service providers may enter into agreements for record keeping services.

Pursuant to the transfer agency agreement, Boston Financial is compensated on a per-account and, for certain transactions, a per-transaction basis. The Fund has entered into a Shareholder Administrative Services Agreement with Alger Shareholder Services, Inc. (an affiliate of Alger Inc. and the Trust's transfer agent prior to November 22, 2004) to compensate Alger Shareholder Services Inc. on a per account basis for its liaison and administrative oversight of Boston Financial and related services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP serves as the Fund's independent registered public accounting firm.

CERTAIN SHAREHOLDERS

The following table contains information regarding persons who own of record, or are known to own beneficially, five percent or more of any class of the shares of the Fund. All holdings are expressed as a percentage of a class of the Fund's outstanding shares as of February 1, 2005 and record and beneficial holdings are in each instance denoted as follows:

The China-U.S. Growth Fund Class A

Fred Alger Management, Inc.                     40.31%
111 Fifth Avenue
New York, NY 10003

Charles Schwab                                   5.39%+
Special Custody Acct.
101 Montgomery St.
San Francisco, CA 94104

+ The Fund believes that the underlying customers are the beneicial owners and that no such customer owned 5% or more of the outstanding Class A shares of the Fund.

As of February 1, 2005 the Trustees and officers of the Fund, as a group, held less than 1% of the shares of the Fund.

Fred Alger Management, Inc., a New York corporation, is a wholly-owned subsidiary of Alger Associates, Inc., a New York corporation, which may be deemed to be controlled by Fred M. Alger III. These relationships may have the effect of disproportionately diminishing the voting power of other shareholders of the Fund.

ORGANIZATION


The Fund has been organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated February 14, 2003 (the "Trust Agreement").


One class of shares of the Fund is offered. The Fund's single share class was re-designated as Class A shares effective January 24, 2005, and offered with a maximum sales charge of 5.25%. Previously, the Fund's single share class was offered without a sales charge.


Although, as a Massachusetts business trust, the Fund is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust.

Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.


Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights. The Fund does not issue physical certificates representing shares of the Fund.


Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that the Fund believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940. A "diversified" investment company is required, with respect to 75% of its assets, to limit its investment in any one issuer (other than the U.S. government) to no more than 5% of the investment company's total assets. The Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code; one of the requirements for such qualification is a quarterly diversification test, applicable to 50% (rather than 75%) of the Fund's assets, similar to the requirement stated above.


PROXY VOTING POLICIES AND
PROCEDURES

The Board of Trustees of The China-U.S. Growth Fund (the "Fund") has delegated authority to vote all proxies related to the Fund's portfolio securities to Alger Management, the Fund's investment manager. Alger Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, maintains discretionary authority over client accounts, including the Fund, and is responsible for voting proxies of securities held in the Fund. Management views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.

Alger Management delegates its proxy voting authority for U.S. securities held in the Fund to Institutional Shareholder Services, Inc. ("ISS") a leading proxy voting service provider and registered investment adviser. ISS votes proxies strictly in accordance with pre-determined proxy voting guidelines in order to minimize conflicts of interest. The pre-determined proxy voting guidelines, which are summarized below, address matters such as operations, board of directors, proxy contests, anti-takeover defenses, mergers and corporate restructuring, state of incorporation, capital structure, executive and director compensation, social and environmental issues and mutual fund proxies. ISS will recuse itself from voting proxies should it have a material conflict of interest with the company whose proxies are at issue. Alger Management monitors ISS' proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of the Fund. Further, Management has developed a Proxy Voting Committee, which makes voting determinations in the event of a conflict of interest.


Management maintains records of its proxy voting policies and procedures. Management or ISS, on Management's behalf, maintains proxy statements received regarding securities held by the Fund; records of votes cast on behalf of the Fund; records of Fund requests for proxy voting information; and any documents prepared that were material to making a voting decision.


No later than August 31st each year, the Fund's proxy voting record for the most recent 12 months ended June 30th will be available upon request by calling (800) 254-3796 and/or the fund's website and on the Securities and Exchange Commission's website at http://www.sec.gov.

The following is a summary of the pre-determined voting guidelines used by Alger Management or ISS, on Alger Management's behalf, to vote proxies of securities held by the Fund.


OPERATIONAL ISSUES

Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in the company, fees for non-audit services are excessive or there is reason to believe that the auditor's opinion is inaccurate.

BOARD OF DIRECTORS

Votes on director nominees in uncontested elections are made on a CASE-BY-CASE basis, examining such factors as the independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity.

PROXY CONTESTS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis considering such factors as the management's track record, qualifications of director nominees and an evaluation of what each side is offering shareholders.

ANTI-TAKEOVER DEFENSES

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

MERGERS AND CORPORATE RESTRUCTURINGS

Vote on a CASE-BY-CASE basis on mergers and corporate restructurings based on factors such as financial issues and terms of the offer.

STATE OF INCORPORATION

Proposals for changing a company's state of incorporation are evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating.

CAPITAL STRUCTURE

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights; Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed.

EXECUTIVE AND DIRECTOR COMPENSATION

Votes are determined on a CASE-BY-CASE basis analyzing the estimated dollar cost for the proposed plan.

SOCIAL AND ENVIRONMENTAL ISSUES

Votes are determined on a CASE-BY-CASE basis, with a focus on how the proposal will enhance the economic value of the company.

MUTUAL FUND PROXIES

Votes to elect directors are determined on a CASE-BY-CASE basis, considering factors such as board structure and director independence and qualifications.

IN GENERAL

Current performance information for the Fund may be obtained by calling the Fund at (800) 254-3796. Quoted performance may not be indicative of future performance. The performance will depend upon factors such as its expenses and the types and maturities of securities held by the Fund.


From time to time, advertisements or reports to shareholders may compare the yield or performance of the Fund with that of other mutual funds with a similar investment objective. The performance of the Fund, for example, might be compared with rankings prepared by Lipper Analytical Services Inc., which is a widely-recognized, independent service that monitors the performance of mutual funds, as well as with various unmanaged indices, such as the S&P 500 Index, the MSCI Golden Dragon Index or the MSCI Zhong Hua Index. In addition, evaluations of the Fund published by nationally recognized ranking services or articles regarding performance, rankings and other Fund characteristics may appear in national publications including, but not limited to, BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE, MONEY, MORNINGSTAR, THE NEW YORK TIMES, USA TODAY and THE WALL STREET JOURNAL and may be included in advertisements or communications to shareholders. Any given performance comparison should not be considered as representative of the Fund's performance for any future period.

FINANCIAL STATEMENTS

The Fund's audited financial statements for the year ended October 31, 2004 are contained in its Annual Report to Shareholders for that period and are hereby incorporated by reference. Copies of the Annual Report to Shareholders may be obtained by telephoning (800) 254-3796.

APPENDIX

    Description of the highest commercial paper, bond and other short- and long-term rating categories assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch") and Duff and Phelps, Inc. ("Duff").

COMMERCIAL PAPER AND SHORT-TERM RATINGS

    The designation A-l by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-l.

    The rating Prime-l (P-l) is the highest commercial paper rating assigned by Moody's. Issuers of P-l paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily will be evidenced by leading market positions in well-established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    The rating Fitch-l (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-l is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

    The rating Duff-l is the highest commercial paper rating assigned by Duff. Paper rated Duff-l is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

BOND AND LONG-TERM RATINGS

    Bonds rated AA by S&P are judged by S&P to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    S&P's BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

    Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment in the future.

Moody's Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain pro-

APPENDIX
(continued)


tective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.


Bonds rated Duff-l are judged by Duff to be of the highest credit quality with negligible risk factors, only slightly more than U.S. Treasury debt. Bonds rated Duff-2, -3 and -4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

INVESTMENT MANAGER:

Fred Alger Management, Inc.
111 Fifth Avenue
New York, New York 10003

DISTRIBUTOR:

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, New Jersey 07302

TRANSFER AGENT:


State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: The China U.S.-Growth Fund
P.O. Box 8480
Boston, MA 02266-8480

CUSTODIAN BANK:

State Street Bank and Trust Company
Lafayette Corporate Center
Boston, MA 02101-0351

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:


Ernst & Young LLP
5 Times Square
New York, NY 10036

COUNSEL:


Hollyer Brady Barrett & Hines LLP
551 Fifth Avenue
New York, New York 10176










CSAI



                                                        THE CHINA-U.S.
                                                           GROWTH FUND









                                                          STATEMENT OF
                                                            ADDITIONAL
                                                           INFORMATION


                                                     FEBRUARY 18, 2005



                                                          [ALGER LOGO]

PART C
                                OTHER INFORMATION

Item 23.                    Exhibits

Exhibit No.                 Description of Exhibit

(a-1)                       Agreement and Declaration of Trust (1)

(a-2)                       Certificate of Amendment (2)


(a-3)                       Certificate of Designation for Class A Shares
                            2/1/2005 - Filed herewith


(b)                         By-laws of Registrant (1)

(b-1)                       Amended and Restated By-laws of Registrant 12/7/2004
                            - Filed herewith

(c)                         See Exhibits (a-1) and (b)

(d-1)                       Investment Management Agreement (3)

(d-2)                       Sub-Advisory Agreement (2)

(e-1)                       Distribution Agreement (2)

(e-2)                       Form of Selected Dealer Agreement (2)

(g)                         Custody Agreement (2)

(h)                         Shareholder Servicing Agreement (3)

(h-1) Shareholder Administrative Services Agreement among Alger Shareholder Services, Inc., the Registrant, et. al. effective 2/28/2005 - Filed herewith

(h-2) Transfer Agency and Service Agreement Between Certain Investment Companies Managed by Fred Alger Management, Inc. (including Registrant) and State Street Bank and Trust Company 11/22/2004 - Filed herewith

(i-1)                       Opinion and Consent of Sullivan & Worcester (2)


(j)                         Consent of Ernst & Young LLP - Filed herewith

(p-1)                       Code of Ethics

(p-2)                       Code of Ethics of JF International Management, Inc.
                            (2)

(p-3)                       Amended and Restated Code of Ethics 5/11/2004 -
                            Filed herewith

(POWATT)                    Powers of Attorney (2)

--------------------
(1) Incorporated by reference to the Fund's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission (the "SEC") on February 18, 2003.

(2) Incorporated by reference to Pre-Effective Amendment No. 2, filed with the SEC on September 10, 2003.

(3) Incorporated by reference to Post-Effective Amendment No. 1, filed with the SEC on December 19, 2003.

Item 24. Persons Controlled by or Under Common Control with Registrant

                                      None.

Item 25. Indemnification

         Under Section 8.4 of Registrant's Agreement and Declaration of Trust, any past or present Trustee or officer of Registrant (including persons who serve at Registrant's request as directors, officers or Trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise [hereinafter referred to as a "Covered Person"]) is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Covered Person. This provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person has not acted in good faith in the reasonable belief that his actions were in or not opposed to the best interests of Registrant. Moreover, this provision does not authorize indemnification when it is determined , in the manner specified in the Agreement and Declaration of Trust, that such Covered Person would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses may be paid by Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Covered Person to repay such expenses to Registrant in the event that it is ultimately determined that indemnification of such expenses is not authorized under the Agreement and Declaration of Trust and either (i) the Covered Person provides security for such undertaking, (ii) Registrant is insured against losses from such advances, or (iii) the disinterested Trustees or independent legal counsel determines, in the manner specified in the Agreement and Declaration of Trust, that there is reason to believe the Covered Person will be found to be entitled to indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "SEC") such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

       (a) Fred Alger Management, Inc.

       The business of Alger Management is summarized under "Management and Organization - Manager" in the prospectus constituting Part A of this Registration Statement. The business and other connections of the officers and directors of Alger Management are listed in its Form ADV as currently on file (SEC File No. 801-06709).

       (b) JF International Management Inc. (JFIM)

       The business of JFIM is summarized under "Management and Organization - Manager" in the prospectus constituting Part A of this Registration Statement. The business and other connections of the officers and directors of JFIM are listed in its Form ADV as currently on file (SEC File No. 801-41622).

Item 27. Principal Underwriter.

       Fred Alger & Company, Incorporated ("FACI") acts as principal underwriter for the Registrant and for Spectra Fund, The Alger Funds, The Alger Institutional Funds and The Alger American Fund and has acted as subscription agent for Castle Convertible Fund, Inc.. The information required by this Item 27 with respect to each director and officer of FACI is set forth in Schedule A of its Form BD (SEC File No. 8-6423).

Item 28. Location of Accounts and records

       The accounts and records of the Registrant are maintained by Mr. Frederick A. Blum, Fred Alger Management, Inc., 30 Montgomery Street, Jersey City, NJ 07302, except that certain books and records with respect to securities transactions effected by the Registrant's sub-adviser required to be maintained in accordance with Section 31(a) of the Investment Company Act and the rules thereunder are maintained by JF International Management Inc., 21st Floor, Charter House, 8 Connaught Road Central, Hong Kong.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Fund certifies that it meets all the requirements for effectiveness of this registration undr Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on the 18th day of February 2005.


                           THE CHINA-U.S. GROWTH FUND

                                                 By: /s/ Dan C. Chung*
                                                 -------------------------------
                                                         Dan C. Chung, President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Dan C. Chung*                President (Chief              February 18, 2005
---------------------------      Executive Officer)
Dan C. Chung


/s/ Frederick A. Blum            Treasurer                     February 18, 2005
---------------------------     (Chief Financial and
Frederick A. Blum                Accounting Officer)


/s/ Hilary M. Alger*             Trustee                       February 18, 2005
---------------------------
Hilary M. Alger


/s/ Lester L. Colbert, Jr.*      Trustee                       February 18, 2005
---------------------------
Lester L. Colbert, Jr.


/s/ Zachary Karabell*            Trustee                       February 18, 2005
---------------------------
Zachary Karabell


/s/ Stephen E. O'Neil*           Trustee                       February 18, 2005
---------------------------
Stephen E. O'Neil


/s/ Nathan E. Saint-Amand*       Trustee                       February 18, 2005
---------------------------
Nathan E. Saint-Amand



*By: /s/ Frederick A. Blum
---------------------------
      Frederick A. Blum
      Attorney-in-fact

                       Securities Act File No. 333-103283
                    Investment Company Act File No. 811-21308

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             X

                            Post-Effective Amendment No. 2                    X

                                     and/or

          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     x


                                 Amendment No. 4                              X

                        (Check appropriate box or boxes)

                           THE CHINA-U.S. GROWTH FUND
               (Exact Name of Registrant as Specified in Charter)


                                 E X H I B I T S

                                INDEX TO EXHIBITS

Exhibit
   NO.
-------

 (a-3) Certificate of Designation for Class A Shares

 (b-1) Amended and Restated By-laws of Registrant

 (h-1) Shareholder Administrative Services Agreement

 (h-2) Transfer Agency Agreement

  (j)  Consent of Ernst & Young LLP

 (p-3) Amended and Restated Code of Ethics